-------------------------------------------------------------------------------

                          UNIVERSAL CAPITAL GROWTH FUND
                          -----------------------------

                               SEMI-ANNUAL REPORT

                                 MARCH 31, 2001

-------------------------------------------------------------------------------

UNIVERSAL CAPITAL GROWTH FUND
100 S. WACKER DRIVE
SUITE 2100
CHICAGO, IL  60606
(800) 969-9676
-------------------------------------------------------------------------------

                                                                 April 18, 2001

Dear Shareholder,

Your management team at Optimum Investment Advisors would like to thank you for your continued investment in the Universal Capital Growth Fund (the "Fund").

In the face of a generally falling stock market, the Fund recorded a decline in asset value, gross of sales charges, of 23.39% for the fiscal six months ended March 31, 2001 and 27.82% for the prior twelve-month period. The Fund's investment results and those of the S&P 500(R) Index (the "S&P 500") are summarized in the following table:


                                                     TOTAL RETURNS*
                                                     March 31, 2001

=========================================================================================================================
                                        Quarter       6 Months        1 Year        3 Years        5 Years       10 Years
-------------------------------------------------------------------------------------------------------------------------
Universal Capital Growth Fund           -17.45%        -23.39%        -27.82%         0.85%        10.04%         12.44%
  with 5.5% sales load effect           -21.99%        -27.62%        -31.80%        -1.03%          8.80%        11.81%
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                           -11.86%        -18.75%        -21.68%        3.05%         14.18%         14.42%
=========================================================================================================================

* Returns, except for the quarter and 6 months, represent average annual returns as of March 31, 2001. All returns shown include the reinvestment of dividends. Past performance is not predictive of future performance. Investment and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total returns would be reduced. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. A direct investment in a market index is not possible. Please refer to the performance chart on the following page for additional information. Optimum Investment Advisors assumed management of the Fund on August 15, 1997.

During the past fiscal six-month period, the Fund and the stock market experienced one of the most difficult periods in history. Not since the bear market of 1973-74 has there been such a precipitous stock market decline. The Nasdaq Composite Index and the Russell 1000 Growth Index fell almost 50% and 38%, respectively, during the six-month period and were down 60% and 43%, respectively, over the past twelve months. The S&P 500 fared much better, but nevertheless, dropped 19% and 22% for the six and twelve months, respectively. The collapse of technology stocks during the past year proved as unprecedented as the parabolic rise preceding it.

The demise of the dot.com bubble, coupled with the ending of rapid spending for technology, particularly in the communications equipment area, produced an environment characterized by little, if any, forward visibility for technology companies' revenues and earnings. Declines in these technology stocks joined the deterioration in the broader "old economy" stocks that had already begun declining for six months. The final realization of a bear market took hold and even quality, growing companies saw prices decline as investors sold shares, worried that some severe economic malaise might be unfolding.

The Fund began the fiscal year with 33% of the portfolio's assets invested in the technology and telecommunications sectors. Though we took handsome profits in IBM and Microsoft during the period, we also made purchases in late January of new positions in Analog Devices, Applied Materials, Corning, Nortel and Sun Microsystems after the stocks were already down significantly. At the end of March, the Fund's technology and telecommunication sectors represented about 19% of the portfolio's total assets. During the six-month period, these sectors accounted for two-thirds of the portfolio's loss in market value. The remainder of the loss in value was about evenly distributed among capital goods, healthcare, energy and financial services sectors.

We have seen evidence recently that, away from technology, the worst of economic problems is probably behind us for the broader market. While we are in the midst of a slower economy, unemployment remains historically low, housing starts are strong, interest rates continue to decline and there is little sign of inflation. While the rate of growth of consumer spending has slowed, it is still positive. Inventories have fallen significantly, particularly outside technology and communication equipment.

Numerous stock and market valuation indicators have fallen to levels achieved near the bottom of previous bear market declines. Valuation levels have fallen significantly, and with expectations of further Fed easing and a benign inflationary environment, prices need not fall farther. Corporate earnings guidance remains lower, but we believe stock prices will bottom well ahead of a change in expectations as they discount future expectations.

We all experience the same emotions when it comes to investing in such dynamic markets. We enjoy the increases, and despair during declines. It is important to maintain a focused discipline and long-term investment plan during difficult times. We remain confident that a better future economic and interest rate environment, coupled with the attractive valuations of equities in the market today, all provide positive and timely opportunities for investors.

Sincerely,

/s/Andrew J. Goodwin, III

Andrew J. Goodwin, III
President


*The views expressed in this report reflect those of the investment adviser as of April 18, 2001 and those views are subject to change at any time based upon market and other conditions. Specific references to individual securities and the Fund's investment positions as of March 31, 2001 are as follows:
International Business Machines Corporation, 0.0%; Microsoft Corporation, 0.0%; Analog Devices, Inc., 0.6%; Applied Materials, Inc., 0.7%; Corning Incorporated, 0.7%; Nortel Networks Corporation, 0.5%; Sun Microsystems, Inc., 0.7%. The Fund holdings may change due to ongoing management and references to specific investments should not be construed as a recommendation of the Fund or its Adviser.

                    GROWTH OF $10,000 INVESTMENT

Date                Universal Capital Growth Fund        S&P 500(R) Index

1/22/1991                       9,452                         10,000
9/30/1991                      10,548                         11,984
9/30/1992                      11,001                         13,308
9/30/1993                      12,337                         15,038
9/30/1994                      13,257                         15,592
9/30/1995                      18,278                         20,230
9/30/1996                      19,631                         24,344
9/30/1997                      26,745                         34,190
9/30/1998                      28,649                         37,283
9/30/1999                      37,113                         47,650
9/30/2000                      41,283                         53,979
3/31/2001                      31,628                         43,857

                                             ------------------------------
                                                      TOTAL RETURN+
                                               with 5.5% sales load effect
                                             ------------------------------
                                             1 year           -31.80%
                                             ------------------------------
                                             5 year             8.80%
                                             ------------------------------
                                             10 year           11.81%
                                             ------------------------------
                                             +Represent average annual returns.

This chart assumes an initial gross investment of $10,000 made on 1/22/91 (commencement). Returns shown include the reinvestment of all dividends and distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Fund's perform-ance graph includes deduction of the 5.5% front-end load. The S&P 500 Index is an unmanaged but commonly used measure of common stock total return perform-ance. A direct investment in a market index is not possible.

This report is not authorized for distribution unless accompanied or preceded by an effective prospectus for the Fund.
Dreher & Associates, Inc. as Distributor.

                          UNIVERSAL CAPITAL GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001 (UNAUDITED)


                                                                              SHARES                      VALUE
                                                                              ------                      -----
COMMON STOCKS                                                  92.86%
----------------------------------------------------------------------

AEROSPACE AND DEFENSE                                           4.58%
United Technologies Corporation                                                8,000                 $   586,400

BANKS                                                          12.57%
Bank One Corporation                                                           5,000                     180,900
MBNA Corporation                                                              15,000                     496,500
Washington Mutual, Inc.                                                        8,000                     438,000
Wells Fargo & Company                                                         10,000                     494,700
                                                                                                      ----------
                                                                                                       1,610,100

COMPUTER NETWORKS                                               3.80%
BEA Systems, Inc.*                                                             7,000                     205,625
Cisco Systems, Inc.*                                                          12,000                     189,750
Sun Microsystems, Inc.*                                                        6,000                      92,220
                                                                                                      ----------
                                                                                                         487,595

DIVERSIFIED MISCELLANEOUS                                       4.05%
Tyco International Ltd.                                                       12,000                     518,760

ELECTRICAL EQUIPMENT                                            2.61%
General Electric Company                                                       8,000                     334,880

ELECTRONIC PRODUCTS & COMPONENTS                                8.95%
Analog Devices, Inc.*                                                          2,000                      72,480
Applied Materials, Inc.*                                                       2,000                      87,000
Flextronics International Ltd.*                                               15,000                     225,000
Intel Corporation                                                             10,000                     263,125
Solectron Corporation*                                                        14,000                     266,140
Texas Instruments Incorporated                                                 7,500                     232,350
                                                                                                      ----------
                                                                                                       1,146,095

ENERGY                                                          6.02%
AES Corporation (The)*                                                         8,000                     399,680
Nabors Industries, Inc.*                                                       3,000                     155,520
Transocean Sedco Forex Inc.                                                    5,000                     216,750
                                                                                                      ----------
                                                                                                         771,950

FINANCE & FINANCIAL SERVICES                                    6.56%
American International Group, Inc.                                             5,000                     402,500
Merrill Lynch & Co., Inc.                                                      5,000                     277,000
Morgan Stanley Dean Witter & Co.                                               3,000                     160,500
                                                                                                     -----------
                                                                                                         840,000

* Non-income producing
See Notes to the Financial Statements

                         UNIVERSAL CAPITAL GROWTH FUND

MARCH 31, 2001 (UNAUDITED)


                                                                              SHARES                      VALUE
                                                                              ------                      -----

COMMON STOCKS (CONTINUED)                                      92.86%
----------------------------------------------------------------------

HEALTHCARE                                                     10.05%
Amgen Inc.*                                                                    5,000                   $ 300,938
Johnson & Johnson                                                              5,000                     437,350
Medtronic, Inc.                                                               12,000                     548,880
                                                                                                      ----------
                                                                                                       1,287,168

INDUSTRIAL EQUIPMENT                                            3.10%
Illinois Tool Works Inc.                                                       7,000                     397,880

PHARMACEUTICALS                                                 7.46%
Merck & Co., Inc.                                                              7,200                     546,480
Schering-Plough Corporation                                                   11,200                     409,136
                                                                                                      ----------
                                                                                                         955,616


RETAIL                                                         17.33%
CDW Computer Centers, Inc.*                                                    5,000                     155,000
Costco Wholesale Corporation*                                                 14,000                     549,500
Lowe's Companies, Inc.                                                        12,000                     701,400
Wal-Mart Stores, Inc.                                                          4,000                     202,000
Walgreen Co.                                                                  15,000                     612,000
                                                                                                      ----------
                                                                                                       2,219,900

TELECOMMUNICATIONS                                              5.78%
ADC Telecommunications, Inc.*                                                 20,000                     170,000
Corning Incorporated                                                           4,500                      93,105
Nortel Networks Corporation                                                    5,000                      70,250
Tellabs, Inc.*                                                                10,000                     406,875
                                                                                                      ----------
                                                                                                         740,230

TOTAL COMMON STOCKS                                                                                   11,896,574
(COST $9,809,170)                                                                                     ----------



* Non-income producing
See Notes to the Financial Statements

                         UNIVERSAL CAPITAL GROWTH FUND

MARCH 31, 2001 (UNAUDITED)


                                                                           PRINCIPAL
SHORT-TERM INVESTMENTS                                          7.24%        AMOUNT                   VALUE
                                                                             ------                   -----
-------------------------------------------------------------------

VARIABLE RATE DEMAND DEPOSITS                                   7.24%
UMB Bank, n.a. Money Market Fiduciary                                       $928,082                  $ 928,082
                                                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS                                                                            928,082
(COST $928,082)                                                                                     -----------

TOTAL INVESTMENTS                                100.10%                                             12,824,656
(COST $10,737,252)

LIABILITIES LESS OTHER ASSETS                    (0.10)%                                               (12,903)
                                                                                                    -----------


NET ASSETS                                       100.00%                                            $12,811,753
                                                                                                    ===========



* Non-income producing
See Notes to the Financial Statements

                         UNIVERSAL CAPITAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001 (UNAUDITED)

ASSETS:
Investments at value (cost $10,737,252)           $12,824,656
Dividends and interest receivable                      12,258
Prepaid expenses                                       15,980
                                                   ----------

Total assets                                       12,852,894
                                                   ----------

LIABILITIES:
Accrued distribution fees                               9,345
Payable to Adviser                                      6,564
Other accrued expenses and liabilities                 25,232
                                                  -----------

Total liabilities                                      41,141
                                                  -----------


NET ASSETS                                        $12,811,753
                                                  ===========

NET ASSETS CONSIST OF:
Paid-in-capital                                   $ 9,270,609
Accumulated net realized gain
    on investments                                  1,453,740
Net unrealized appreciation
    on investments                                  2,087,404
                                                  -----------

TOTAL NET ASSETS                                  $12,811,753
                                                  ===========

NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE
     ($12,811,753 DIVIDED BY
     791,627 SHARES OUTSTANDING)                       $16.18
                                                       ======

MAXIMUM OFFERING PRICE
    PER SHARE
    (NET ASSET VALUE, PLUS 5.82% OF NET
    ASSET VALUE OR 5.50% OF OFFERING PRICE)            $17.12
                                                       ======

                          UNIVERSAL CAPITAL GROWTH FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividend income                                     $  47,156
Interest income                                        14,046
                                                    ---------
                                                       61,202
                                                    ---------
EXPENSES:
Investment advisory fees                               78,503
Distribution fees                                      19,626
Transfer agent fees and expenses                       12,878
Legal fees                                             11,417
Fund accounting fees                                   10,558
Audit fees                                             10,107
Federal and state registration fees                     7,996
Administrative services agreement fees                  7,851
Reports to shareholders                                 7,153
Custody fees                                            5,060
Trustees' fees                                          2,994
Other                                                   2,108
                                                    ---------
Total expenses before waiver                          176,251
Waiver of investment advisory fees                   (19,246)
                                                    ---------
Net expenses                                          157,005
                                                    ---------
Net investment loss                                  (95,803)
                                                    ---------

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments                    1,453,740
Change in net unrealized appreciation
     on investments                               (5,404,934)
                                                  -----------
Net loss on investments                           (3,951,194)
                                                  -----------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        $(4,046,997)
                                                 ============

                     See Notes to the Financial Statements

                         UNIVERSAL CAPITAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                                 SIX MONTHS ENDED
                                                                  MARCH 31, 2001                   YEAR ENDED
                                                                    (UNAUDITED)                SEPTEMBER 30, 2000
                                                                    -----------                ------------------
OPERATIONS:
Net investment loss                                                 $ (95,803)                   $ (248,041)
Net realized gain on investments                                     1,453,740                     1,718,511
Net realized loss on options purchased                                       -                     (150,150)
Change in net unrealized appreciation on investments               (5,404,934)                       640,117
                                                                  -----------                   ------------
Net increase (decrease) in net assets resulting
 from operations                                                   (4,046,997)                     1,960,437
                                                                  -----------                   ------------

DISTRIBUTIONS:
Net realized gains                                                 (1,426,822)                   (1,205,318)
                                                                   -----------                  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from 26,315 and 34,162 shares issued, respectively            545,607                       795,523
Net asset value of 68,886 and 51,492 shares issued to
     holders in reinvestment of dividends, respectively              1,389,422                     1,178,649
Cost of 54,767 and 130,190 shares redeemed, respectively           (1,008,073)                   (3,045,418)
                                                                   -----------                  ------------
Net increase (decrease) from capital transactions                      926,956                   (1,071,246)
                                                                   -----------                  ------------

TOTAL DECREASE IN NET ASSETS                                       (4,546,863)                     (316,127)

NET ASSETS:
Beginning of period                                                 17,358,616                    17,674,743
                                                                   -----------                  ------------

End of period                                                      $12,811,753                   $17,358,616
                                                                  ============                   ===========


                      See Notes to the Financial Statements

                 UNIVERSAL CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS


                                            SIX MONTHS ENDED
                                             MARCH 31, 2001                         YEAR ENDED SEPTEMBER 30,
                                              (UNAUDITED)           2000          1999          1998        1997(a)           1996
                                              -----------           ----          ----          ----        -------           ----

NET ASSET VALUE, BEGINNING OF PERIOD             $23.11           $22.21        $18.86         $18.09         $14.99         $16.28

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                              (0.12)           (0.33)        (0.27)         (0.21)         (0.08)         (0.10)
Net realized and unrealized gain (loss)
    on investments                               (4.91)             2.80         5.54           1.46           4.97           1.14
                                                 ------           ------       ------         ------         ------         ------

TOTAL FROM INVESTMENT OPERATIONS                 (5.03)             2.47         5.27           1.25           4.89           1.04
                                                 ------           ------       ------         ------         ------         ------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains                               (1.90)           (1.57)        (1.92)         (0.48)         (1.79)         (2.33)
                                                ------           ------        ------         ------         ------         ------

NET ASSET VALUE, END OF PERIOD                   $16.18           $23.11       $22.21         $18.86         $18.09         $14.99
                                                 ======           ======       ======        =======        =======         ======

TOTAL RETURN (b)(c)                            (23.39)%           11.24%        29.54%          7.12%         36.24%          7.40%

SUPPLEMENTAL DATA AND RATIOS:
Ratio of net expenses to average net assets
    Before waiver of investment adviser           2.25%            2.28%         2.18%          2.37%          2.50%          2.35%
    fees (d)
    After waiver of investment adviser fees       2.00%            2.00%         2.00%          2.00%          2.00%          2.00%
    (d)
Ratio of net investment loss to average net
    assets
    Before waiver of investment adviser         (1.47)%          (1.62)%       (1.44)%        (1.40)%        (0.98)%        (1.02)%
    fees (d)
    After waiver of investment adviser fees (d) (1.22)%          (1.34)%       (1.26)%        (1.03)%        (0.48)%        (0.67)%
 Portfolio turnover rate (c)                      14.0%            37.7%         71.1%          58.1%          49.2%         262.1%

Net assets, end of period (in 000's)            $12,812          $17,359       $17,675        $13,911        $12,994        $11,124



(a) On August 15, 1997, the adviser changed to Optimum Investment Advisors, L.P. from Integrated Financial Services, Inc.
(b) The total return calculation does not reflect any sales load imposed on the purchase of shares.
(c) Not annualized for the period ended March 31, 2001.
(d) Annualized for the period ended March 31, 2001.

                     See Notes to the Financial Statements

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. Universal Capital Investment Trust (the "Trust") is a Massachusetts business trust organized on October 18, 1990. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end investment company. Universal Capital Growth Fund (the "Fund"), is the only series of the Trust currently offered.

INVESTMENT VALUATION. Investments are stated at value. Investments traded on a securities exchange or in the over-the-counter market are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. Investments for which quotations are not readily available and securities for which the valuation methods described above do not produce a value reflective of the fair value of the securities are valued at a fair value as determined in good faith by the board of trustees or a committee thereof.

OPTION CONTRACTS. The Fund purchases put option contracts to hedge portfolio investments. Option contracts are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date (the day the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no provision for federal income taxes is required.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at March 31, 2001, the Fund reduced paid-in-capital by $95,803 for the current period's net investment loss.

2. TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Optimum Investment Advisors, L.P. (the "Adviser"), the Fund pays an investment advisory fee at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the six months ended March 31, 2001, the Fund incurred investment advisory fees of $78,503 under this agreement.

The agreement provides for the waiver of expenses from the Adviser through December 31, 2001 should the Fund's normal operating expenses exceed 2.00% of average daily net assets. During the six months ended March 31, 2001, the Adviser waived $19,246 of its investment advisory fee.

Dreher & Associates, Inc. (the "Distributor") serves as distributor for the Trust. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to that plan, the Fund pays the Distributor a monthly distribution fee of .25%, based on the Fund's average daily net assets. In return, the Distributor bears all expenses incurred in the distribution and promotion of the Fund's shares. During the six months ended March 31, 2001, the Fund incurred fees under the plan of $19,626. The Distributor received commissions of $2,058 from sale of the Fund's shares during the six months ended March 31, 2001.

The Trust has adopted an Administrative Services Agreement whereby the Fund pays the Distributor a monthly fee of .10%, based on the Fund's average daily net assets. In return, the Distributor provides information and administrative services for the benefit of the Fund and its shareholders. During the six months ended March 31, 2001, the Fund incurred $7,851 in administrative services fees.

Portfolio transactions for the Fund have been executed through the Distributor, consistent with the Fund's policy of obtaining best price and execution. During the six months ended March 31, 2001, the Fund paid brokerage commissions to the Distributor on purchases and sales of securities in the amount of $4,854. It is the Adviser's opinion that the use of the Distributor to execute portfolio transactions results in prices for and execution of securities transactions at least as favorable to the Fund as those likely to be derived from other qualified brokers. In addition, the Distributor charges the Fund commission rates consistent with those charged by the Distributor in similar transactions to clients that are comparable to the Fund.

3. INVESTMENTS

Purchases and sales of investments, other than short-term obligations, were $2,119,531 and $3,727,129 respectively, for the six months ended March 31, 2001.

The cost basis of investments for financial statement and federal income tax purposes at March 31, 2001 was $10,785,994. At March 31, 2001, gross unrealized appreciation was $3,664,034, gross unrealized depreciation was $1,625,372 and net unrealized appreciation was $2,038,662.

INVESTMENT ADVISER
Optimum Investment Advisors, L.P.
100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606
(800) 969-9676

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Chicago, Illinois 60181
(630) 932-3000

CUSTODIAN
UMB Bank, n.a.
P.O. Box 419226
Kansas City, Missouri 64141

TRANSFER AGENT
Sunstone Financial Group, Inc.
803 West Michigan Street, Suite A
Milwaukee, WI 53233
(800) 537-3446

COUNSEL
Vedder, Price, Kaufman & Kammholz
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

This report is submitted for the general information of shareholders of the Universal Capital Growth Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund. The prospectus gives details about charges, investment objectives, risks and operation policies of the Fund. Read the prospectus carefully.